Exhibit 99.1

Rapid Therapeutic Science Laboratories

Announces 1-for-25 Reverse Stock Split

DALLAS, TX, March 31, 2022 - Rapid Therapeutic Science Laboratories, Inc. (OTC: RTSL) (“Rapid Therapeutic'' or the “Company”), a growth-oriented aerosol manufacturing company focused on delivery of non-psychoactive cannabinoid compounds, announces today it has effected a 1-for-25 reverse split of its common stock effective March 31, 2022.  Commencing with the opening of trading on the OTC Market on March 31, 2022, the Company’s common stock will trade on a post-split basis under the symbol ‘RTSLD’ for 20 business days and thereafter will revert to ‘RTSL’. The Company also increased its authorized shares of common stock to 800,000,000 shares of common stock effective at the same time. The reverse stock split was implemented by the Company as one measure in its pursuit of up-listing its common stock to the Nasdaq Capital Market.

“This is an essential part of our ongoing efforts to up-list to the Nasdaq Capital Market and we are very excited to have taken this next step toward that goal,” commented Donal Schmidt, CEO of Rapid Therapeutic, who continued “We believe that this step has the potential of increasing market awareness and attracting additional investors. Moving forward, we anticipate additional milestones both from a financial and a business perspective with the goal of increasing shareholder value.”

As a result of the reverse stock split, the CUSIP number for the Company’s common stock will now be 753431204 and every 25 shares of issued and outstanding common stock will be exchanged for 1 share of common stock, with any fractional shares being rounded up to the next higher whole share.

Immediately after the reverse stock split becoming effective, the Company will have approximately 7,746,676 shares of common stock issued and outstanding (without factoring in for any rounding).  Proportional adjustments will be made to the number of shares of common stock issuable upon exercise of the Company’s outstanding stock options, warrants and convertible securities, as well as the applicable exercise price and conversion price thereof. The reverse stock split will not have any effect on the par value of the common stock or preferred stock, the authorized shares of preferred stock, or any previously designated shares of preferred stock, except to the extent the conversion ratio thereof is adjusted as a result of such reverse stock split.

The reverse stock split was approved by stockholders holding a majority of the Company’s voting power on January 11, 2022. The reverse stock split impacts all holders of the Company’s common stock proportionally and will not impact any shareholder’s percentage ownership of common stock (except to the extent of the rounding described above).

Before the listing of the Company’s common stock on The Nasdaq Capital Market can occur, the Company will need to meet Nasdaq’s requirements for uplisting and Nasdaq will need to approve the Company’s application for listing. There can be no assurance that the Company will meet the uplisting criteria or that the Company’s Nasdaq listing application will be approved on a timely basis or at all.

Shareholders with book-entry shares or who hold their shares through a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to the broker’s or nominee’s particular procedures for processing the reverse stock split, and will not be required to take any action in connection with the reverse stock split. The Company’s record shareholders should contact their broker or the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101, for any necessary assistance relating to the reverse stock split.

Additional information regarding the reverse stock split is available in the Form 8-K filed today by the Company.

About Rapid Therapeutic Science Laboratories, Inc. (OTC Pink: RTSL)

RTSL is a biopharmaceutical company that has developed a method of formulating and manufacturing pressurized metered dose inhalers (pMDI) that contain and properly aerosolize proprietary formula of one or more patent pending pharmaceutical grade cannabinoid compounds. RTSL has developed and is continuing to develop a series of complementary products in addition to its inhaler. The Company’s nhāler product line is manufactured (provided that such manufacturing is currently paused) in compliance with good manufacturing process (GMP). The Company is preparing to file an anticipated investigational new drug application (IND) with the FDA for its CBD MDI.

Although legal for consumption in many states, CBD is not yet approved by the FDA for human or animal consumption except as a drug in prescription medication.

We encourage all individuals to do their own research regarding cannabinoids, the use of MDI and our other products. Always consult a physician prior to using any cannabinoid product. RTSL makes no therapeutic claims regarding its products, the use of its products, or any results which can be obtained from using its products. None of our products are intended to diagnose, treat, cure, or prevent any disease. If you experience any adverse reaction of any non-psychotropic cannabinoid, stop use immediately and seek appropriate medical attention. RTSL’s products are not approved by the FDA or under the Food Drug & Cosmetics Act (FD&C Act). Our products contain zero THC.  Visit our corporate website at www.rtslco.com.

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Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release, including statements related to the closing of the offering, other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which we have filed, and file from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov.

Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements which include, among others, the Company’s ability to realize any anticipated benefits from the reverse stock split, the uncertain nature of the expected impact of the reverse stock split on the future market price of the Company’s common stock, the ability to complete planned future offerings, Nasdaq approval of our uplisting application and our ability to meet Nasdaq listing requirements, the need for future funding, the required maturity dates of outstanding debt, the terms of our convertible securities, the timing of the filing of patent applications, the failure to obtain patents for our products and processes, the costs associated therewith, a delay in, or the failure of, our filing of the planned IND, or the failure of the FDA to approve the IND, the outcome of studies, the planned timing of product availability, the demand for such products, and our ability to produce significant quantities of such products.

The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors:

CORE IR

info@rtslco.com

Media:

Jules Abraham

CORE IR

julesa@coreir.com

917-885-7378